SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) September 23, 2003



                             THOMAS INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)


              1-5426                                        61-0505332
      (Commission File Number)                 (IRS Employer Identification No.)

    4360 Brownsboro Road, Suite 300
        Louisville, Kentucky                                   40207
(Address of principal executive offices)                     (Zip Code)


               Registrant's telephone number, including area code
                                  502/893-4600



                                       N/A
          (Former name or former address, if changed since last report)

ITEM 7.  Financial Statements and Exhibits.

                  (c)  Exhibits

                           Exhibit Number   Description
                           --------------   -----------

                                   99.1     Press Release dated September 23,
                                            2003 announcing report of earnings
                                            outlook.


ITEM 9.  Regulation FD Disclosure.

                  On September 23, 2003, Thomas Industries issued a press release announcing report of earnings outlook. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference.

                  The information in this Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference in any other filing under the Securities Exchange Act or Securities Act of 1933 except as shall be expressly set forth by specific reference to this Form 8-K in such filing.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THOMAS INDUSTRIES INC.
                                          (Registrant)

                                          By:  /s/ Phillip J. Stuecker
                                          ---------------------------------
                                          Phillip J. Stuecker, Vice President of
                                          Finance, Chief Financial Officer,
                                          and Secretary


Dated:  September 23, 2003